                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) NOVEMBER 6, 2000

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                000-20537             13-3429953
  (State or other jurisdiction of   (Commission           (IRS Employer
  incorporation or organization)    File Number)        Identification No.)

1500 NORTH DALE MABRY HIGHWAY, TAMPA, FLORIDA                 33607
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

On November 6, 2000, the Board of Directors of Walter Industries, Inc. announced that they had hired Don DeFosset as President and Chief Executive Officer of the Company. The Company also announced several other senior management changes, including the departure of Robert B. Lewis as Executive Vice President and Chief Financial Officer. In conjunction with these departures, severance payments have been made in accordance with the terms of the respective employment contracts previously filed with the SEC. See press release dated November 6, 2000, which is filed as an exhibit to this form.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

        Exhibit Number     Description
        --------------     -----------

             99            Press release dated November 6, 2000

ITEM 8.  CHANGE IN FISCAL YEAR

On November 16, 2000, the Board of Directors of Walter Industries, Inc. adopted a resolution to change the fiscal year of Walter Industries, Inc. from May 31 to December 31. The Company will file an Annual Report on Form 10-K for the transition period of June 1, 2000 (the first day of the current fiscal year) to December 31, 2000.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Date:           NOVEMBER 17, 2000
                                        ------------------------------------

                                 WALTER INDUSTRIES, INC.


                                 By:
                                        ------------------------------------
                                 Title: Kimberly A.  Perez
                                        Vice President, Corporate Accounting
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FOR IMMEDIATE RELEASE


                      WALTER INDUSTRIES NAMES DON DEFOSSET
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

       -- DONALD N. BOYCE TO MAINTAIN NON-EXECUTIVE BOARD CHAIRMANSHIP --
                       -- NEW FINANCIAL OFFICERS NAMED --

(Tampa, Florida) November 6, 2000--Walter Industries, Inc. (NYSE: WLT) announced today that Don DeFosset, a 29-year industrial manufacturing veteran, has been named President and Chief Executive Officer and appointed to the company's Board of Directors. Mr. DeFosset assumes the President and CEO role from Donald N. Boyce, who has served as Interim Chairman, President and CEO since August 3, 2000, and who will maintain the role of non-executive Chairman of the Walter Industries Board of Directors for a suitable transition period.

Mr. DeFosset, 51, gained extensive manufacturing and operations management experience during a 29-year career in heavy industry, most recently as Chief Operating Officer of Dura Automotive Systems, Inc., a $2.6 billion Rochester Hills, Michigan-based automotive components manufacturer. Prior to that, Mr. DeFosset spent three years as Corporate Executive Vice President and Truck Group President with Chicago-based Navistar International Corporation. From 1993 to 1996 he served as President of Southfield, Michigan-based AlliedSignal, Inc.'s $1 billion Safety Restraint Systems division.

From 1989 to 1992 Mr. DeFosset was Executive Vice President, Operations with the Allentown, Pennsylvania headquarters of Mack Trucks, Inc. Prior to that, he spent 18 years in a series of progressively responsible finance, manufacturing and executive positions with the domestic and European Automotive Operations of Rockwell International.

"Don DeFosset is a proven leader with an outstanding record of operations improvement and earnings growth and a solid background in industrial manufacturing and strategic development," said Mr. Boyce. "The Board of Directors is confident that Don will provide the type of team-oriented leadership needed to focus and reenergize Walter Industries and elevate this company to its true operating potential. We are delighted to have him aboard."

                                    - MORE -
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                                      - 2 -


"I AM LOOKING FORWARD TO LEADING WALTER INDUSTRIES TO IMPROVED LEVELS OF ACHIEVEMENT WITH A HIGH DEGREE OF EXCITEMENT AND ENTHUSIASM," MR. DEFOSSET COMMENTED.

MR. DEFOSSET IS A GRADUATE OF PURDUE UNIVERSITY IN WEST LAFAYETTE, INDIANA, WHERE HE EARNED A BACHELOR'S DEGREE IN INDUSTRIAL ENGINEERING. HE RECEIVED HIS MBA FROM HARVARD BUSINESS SCHOOL IN 1974. MR. DEFOSSET CURRENTLY SERVES ON THE BOARD OF DIRECTORS OF TEREX CORPORATION AND SAFELITE AUTO GLASS CORPORATION. HE IS ALSO ON THE NATIONAL ADVISORY BOARD OF BOTH THE UNIVERSITY OF MICHIGAN AND PURDUE UNIVERSITY.

In addition to Mr. DeFosset's appointment, the company today announced the addition of the following financial officers to its senior management team:

o CHARLES E. CAUTHEN, 42, HAS BEEN NAMED SENIOR VICE PRESIDENT - CONTROLLER, RESPONSIBLE FOR OVERSEEING WALTER INDUSTRIES' ACCOUNTING, FINANCIAL REPORTING, BUDGETING AND PLANNING FUNCTIONS AS WELL AS THE COMPANY'S FINANCIAL OPERATING SYSTEMS. HE SUCCEEDS MARK S. HILTWEIN, WHO HAS LEFT THE COMPANY TO PURSUE OTHER INTERESTS.

     MR. CAUTHEN JOINS WALTER INDUSTRIES FROM CHARLOTTE, NORTH CAROLINA-BASED BANK OF AMERICA CORPORATION, WHERE HE SERVED AS CHIEF FINANCIAL OFFICER AND CONTROLLER FOR THE COMPANY'S CONSUMER PRODUCTS GROUP. PRIOR TO THAT, MR. CAUTHEN SERVED AS CHIEF FINANCIAL OFFICER AND CONTROLLER FOR BANK OF AMERICA'S CONSUMER FINANCE DIVISION. FROM 1987 TO 1997 HE WAS WITH JACKSONVILLE, FLORIDA-BASED BARNETT BANKS, INC., MOST RECENTLY SERVING AS DIRECTOR OF CORPORATE DEVELOPMENT AND, PRIOR TO THAT, DIRECTOR OF CORPORATE ACCOUNTING. FROM 1980 TO 1987 MR. CAUTHEN WAS WITH THE MEMPHIS, TENNESSEE, OFFICE OF DELOITTE & TOUCHE, LLP.

     A CERTIFIED PUBLIC ACCOUNTANT, MR. CAUTHEN HOLDS A BACHELOR OF BUSINESS ADMINISTRATION DEGREE IN ACCOUNTING FROM THE UNIVERSITY OF MISSISSIPPI.

o JOSEPH J. TROY, 37, IS REJOINING WALTER INDUSTRIES, INC. AS SENIOR VICE PRESIDENT - TREASURER, OVERSEEING THE COMPANY'S PUBLIC AND PRIVATE FINANCING ACTIVITIES, INVESTMENT AND COMMERCIAL BANKING RELATIONS, CASH MANAGEMENT, RISK MANAGEMENT AND CORPORATE PENSION AND PROFIT SHARING INVESTMENTS. MR. TROY SUCCEEDS THOMAS J. QUINLAN, WHO HAS LEFT THE COMPANY TO PURSUE OTHER INTERESTS.

     MR. TROY MOST RECENTLY SERVED AS SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER WITH TAMPA-BASED GOLD STANDARD MULTIMEDIA. FROM APRIL 1998 TO FEBRUARY 2000 HE SERVED AS WALTER INDUSTRIES' VICE PRESIDENT TREASURER. PREVIOUSLY, MR. TROY SERVED AS SENIOR VICE PRESIDENT - CORPORATE FINANCE FOR THE GLOBAL FINANCE DIVISION OF NATIONSBANK IN TAMPA. IN THIS ROLE HE WAS RESPONSIBLE FOR CLIENT FINANCIAL SERVICES AND RELATIONSHIP MANAGEMENT INCLUDING THE ISSUANCE OF SENIOR BANK DEBT, PUBLIC AND PRIVATE DEBT FINANCINGS, MERGERS AND ACQUISITIONS, STRUCTURED AND ASSET-BACKED FINANCINGS AND DERIVATIVES.

                                    - MORE -
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                                     - 3 -


     MR. TROY IS A GRADUATE OF LOYOLA COLLEGE IN BALTIMORE, WHERE HE EARNED A BACHELOR OF BUSINESS ADMINISTRATION DEGREE IN FINANCE. HE EARNED AN MBA IN FINANCE FROM LOYOLA IN 1990.

"Both Charles Cauthen and Joe Troy are seasoned executives with a wealth of financial and strategic experience," said Mr. Boyce. "We look for them to play a vital role in our efforts to reduce costs, improve profits and streamline Walter Industries operating structure, in line with our previously stated goals."

The company also announced today that Robert B. Lewis has resigned his position as Executive Vice President and Chief Financial Officer to pursue other interests. Mr. Boyce said that the search for a new CFO will be among the initial priorities of incoming CEO Don DeFosset. "We thank Bob Lewis and his fellow departing executives for their contributions and service, and wish them the very best in the future," Mr. Boyce commented. "We are pleased to have Messrs. Cauthen and Troy join us at this time, ensuring a smooth and orderly transition in all of our financial endeavors. Their combined experience, along with that of our existing executive team, will provide crucial support to Don DeFosset as he solidifies and advances the company's strategic plan."

Walter Industries, Inc. is a diversified company with four principal operating businesses and revenues approaching $2.0 billion. The company is a leader in homebuilding and home financing; water transmission products; energy services; and specialty aluminum products. Based in Tampa, Florida, the company employs approximately 7,000.

For additional biographical details or information on Don DeFosset, Donald N. Boyce, Charles E. Cauthen or Joseph J. Troy, news on the company, or investor information, please contact Walter Industries Corporate Communications Director Joseph M. Jones at (813) 871-4132 or visit the corporate Web site at www.walterind.com.

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, changes in customers' demand for the company's products, changes in raw material and equipment costs and availability, changes in customer orders, pricing actions by the company's competitors, and general changes in economic condition. Those and other risks are more fully described in the company's filings with the Securities and Exchange Commission.


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